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                                                                    Exhibit 99.4

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                $  2,927,221,831.62
Beginning of the Month Finance Charge Receivables:           $    123,281,208.34
Beginning of the Month Discounted Receivables:               $              0.00
Beginning of the Month Total Receivables:                    $  3,050,503,039.96


Removed Principal Receivables:                               $              0.00
Removed Finance Charge Receivables:                          $              0.00
Removed Total Receivables:                                   $              0.00


Additional Principal Receivables:                            $              0.00
Additional Finance Charge Receivables:                       $              0.00
Additional Total Receivables:                                $              0.00


Discounted Receivables Generated this Period:                $              0.00


End of the Month Principal Receivables:                      $  2,871,115,274.03
End of the Month Finance Charge Receivables:                 $    129,251,987.60
End of the Month Discounted Receivables:                     $              0.00
End of the Month Total Receivables:                          $  3,000,367,261.63


Special Funding Account Balance                              $              0.00
Aggregate Invested Amount (all Master Trust Series)          $  2,300,000,000.00
End of the Month Transferor Amount                           $    571,115,274.03
End of the Month Transferor Percentage                                    19.89%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES


       30-59 Days Delinquent                                 $     71,846,992.37
       60-89 Days Delinquent                                 $     49,157,442.77
       90+ Days Delinquent                                   $    101,797,572.61

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       Total 30+ Days Delinquent                             $    222,802,007.75
       Delinquent Percentage                                               7.43%

Defaulted Accounts During the Month                          $     18,918,546.75
Annualized Default Percentage                                              7.76%

Principal Collections                                             412,466,689.84
Principal Payment Rate                                                    14.09%

Total Payment Rate                                                        14.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                       $    322,000,000.00
       Class B Initial Invested Amount                       $     28,000,000.00

INITIAL INVESTED AMOUNT                                      $    350,000,000.00

       Class A Invested Amount                               $    368,000,000.00
       Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                              $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            13.66%
PRINCIPAL ALLOCATION PERCENTAGE                                           13.66%


MONTHLY SERVICING FEE                                        $        500,000.00

INVESTOR DEFAULT AMOUNT                                      $      2,585,181.58


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                    $      5,886,056.13
       Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                                $      5,886,056.13
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       Class A Monthly Interest                              $      1,729,600.00
       Class A Servicing Fee                                 $        460,000.00
       Class A Investor Default Amount                       $      2,378,367.05

TOTAL CLASS A EXCESS SPREAD                                  $      1,318,089.08


REQUIRED AMOUNT                                              $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                    $        511,830.96
       Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                                $        511,830.96


       Class B Monthly Interest                              $        153,733.33
       Class B Servicing Fee                                 $         40,000.00


TOTAL CLASS B EXCESS SPREAD                                  $        318,097.63


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $      1,636,186.71


       Excess Spread Applied to Required Amount              $              0.00

       Excess Spread Applied to Class A Investor             $              0.00
       Charge Offs

       Excess Spread Applied to Class B                      $        206,814.53
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                $              0.00
       Class B Invested Amount

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       Excess Spread Applied to Monthly Cash                 $         27,704.91
       Collateral Fee

       Excess Spread Applied to Cash Collateral              $      1,401,667.27
       Account

       Excess Spread Applied to other amounts owed           $              0.00
       Cash Collateral Depositor


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $            (0.00)


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $             0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $             0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to          $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to          $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to          $             0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to          $             0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to          $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to          $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to          $             0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                          7.65%
       Base Rate (Prior Month)                                            7.54%
       Base Rate (Two Months Ago)                                         7.45%

THREE MONTH AVERAGE BASE RATE                                             7.55%

       Portfolio Yield (Current Month)                                   11.44%
       Portfolio Yield (Prior Month)                                     12.90%
       Portfolio Yield (Two Months Ago)                                   9.95%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.43%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                          $   51,853,728.40

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                          $    4,509,019.87

TOTAL PRINCIPAL COLLECTIONS                                   $   56,362,748.27

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00
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CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $            0.00
       Deficit Controlled Accumulation Amount                 $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   56,362,748.27
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                        $    52,000,000.00
       Available Cash Collateral Amount                       $    52,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                             First USA Bank, NA
                                             as Servicer


                                             By: /s/ Tracie H. Klein
                                                -------------------------------
                                                     Tracie H. Klein
                                                     First Vice President